EXHIBIT 99.1

 1   Soupman Inc. (OTCQB:SOUP)Investor Presentation JUNE 1, 2016

     Safe Harbor Statement   2  This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are based on current expectations, estimates and projections made by management. The Company intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" or variations of such words are intended to identify such forward-looking statements. The forward looking statements contained in this presentation include, among other things, statements regarding our expected growth, business plan and financial projections. All forward-looking statements in this press release are made as of the date of this press release, and the Company assumes no obligation to update these forward-looking statements other than as required by law. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements such as our ability to position the Company for future growth , and the risk factors discussed in the Business and Management's Discussion and Analysis sections in our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K. Copies of these filings are available www.originalsoupman.com.

     Al’s Soups are Legendary for Taste and Quality  (click on left bottom of picture to play)  3

Jamie Karson Appointed
Soupman Chairman and CEO, August 2015

- Former Chairman and CEO, Steve Madden Ltd, 2001-2008

  Accomplishments include:
  - Expanding footprint into global retail and wholesale markets
  - Twice awarded “Footwear Company of the Year” while CEO
  - Karson named to 2009 HVS list of Top 10 retail CEOs in America
  - Built Steve Madden market cap to $1 billion

- Extensive background in brand building, creating sales teams and profitable businesses
- Data-oriented marketer and decision maker
- Priorities include expanding customer base, adding product and growing sales at grocery channel and building business at national restaurant accounts

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 CREATING SHAREHOLDER VALUE  5  A BRAND THAT CONSUMERS WANTEDALWAYS ON TREND USING TEST AND REACTA DRIVEN MANAGEMENT TEAM CREATED PRIVATE LABEL REVENUE STREAMGREW BY ACQUISITION AND ORGANIC SALES KNOW YOUR CUSTOMER…PRICE/VALUE CORRELATION

 COMPARING “SHOO” TO “SOUP”  6  Comparison of Steve Madden to Soupman Great product that resonates with consumersTest and react using proprietary retail stores as “lab”Multiple distribution channels: Retail/wholesale/private labelTargeted marketing strategy based on identifying core customer markets and consistently reaching that demographic

 7  The Original Store at 55th Street & 8th Ave. NYC

Overview

Soupman Inc. is a manufacturer and multi-channel marketer of premium soups under “The Original Soupman” brand in shelf-stable, eco-friendly cartons to consumers through supermarkets across the country as well as Amazon.com and branded under “the Original Soupman” to national restaurant chains such as Subway. The Original Soupman soups are also available in its franchised restaurants, and is the official soup of Met Life Stadium, home of the NY Jets and Giants. The company is the exclusive licensee of all of the original soup recipes from Al Yeganeh, the legendary “Soupman” featured on “Seinfeld”. Mr. Yeganeh was played by the actor, Larry Thomas on the show. The “Seinfeld” show has recently been licensed to Hulu for $150M for internet streaming, thereby introducing an entirely new age demographic to the Soupman brand, which has been known for decades around the world for making the best tasting, highest quality soup.

Market Data



Ticker (OTCQB)	“SOUP”
Price (5/27/16)	$0.052
26 Week Range	$0.04 - $0.17
Average Daily Trading (3 month)	~84,000 shares
Market Cap	$6.3M
Common Shares Outstanding	116M
Insider Ownership	18%

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 Investment Highlights  Soupman makes the best small-batch soup in the business. High Price/Value CorrelationSales are the priority!SoupMan is an internationally recognized brand name and the “Soupman” persona is widely-known due to the Seinfeld connectionSold in the leading national supermarket and club stores including Kroger, Publix, Costco, ShopRite, Winn-Dixie and AlbertsonsApproved and authorized to be sold in thousands of additional stores in other major accounts this Fall including Shoprite, Harris Teeter, Piggly Wiggly, Shaw’s, Acme, Jewel-Osco, Roundy’s, Albertsons and more.  9

Proven, Experienced Leadership Team

Key managers are respected industry figures:

Jamieson Karson - *CEO and Chairman of the Board of Directors*
- *Former CEO of Steve Madden Shoes*

Bob Bertrand - *President & CFO*
- *Over 23 years of experience as a public company CFO*
- *Barinco and Industrial Acoustics*

Al Yeganeh - *Creator of all the Soupman soups*
- *Recognized as foremost soup chef in the world*
- *Opened the 55 Street store in 1984*
- *Inspiration for Seinfeld soup episode*

Barbara Axelson - *VP of Tetra Pack Soup Sales*
- *Former Campbell's Sales Executive Premium Soup 8yrs.*

Lisa Oak - *Sales and Franchise Sales*
- *Subway Executive in Franchise and Development 30 yrs.*





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  BOARD OF ADVISORS  Our newly-formed Board of Advisors works with management to drive revenues across multiple channelsReggie Jackson Steve MaddenTim Gannon Gary Matthews - Managing Partner, Morgan Stanley Private Equity   11  Co-founder and Chef

Famous Brand Name
Unmatched Quality



ZAGAT RATED. The Best

- 60% of people surveyed know of Soupman making it the 3rd best known dedicated brand after Campbell's and Progresso
- 70% believe that SoupMan "makes delicious soups"

(Toluna Survey 2011, 1500 participants)

- Strongest recognition in the 18-54 year old category proving the *Seinfeld* connection is timeless
- Hulu recently paid $150 million for the right to stream the Seinfeld series which keeps our brand relevant
- Seinfeld is #1 rated sitcom with millennials
- Soupman episode often regarded as the #1 Seinfeld episode of all time

 Soup Market is Massive   Americans consume 10 billion bowls of soup annually.* 98% of Americans eat soup at least once a week in winter; 47% at least once a week in summer.** Soup has a healthy halo and is a comfort food Over $13 billion annual soup sales in the US.  13  Sources: *VNU Business Media Source**Supermarket News***AC Nielson

 The Category Is Ripe For Disruption  The Sales Data Speaks For Itself…Campbell’s and Progresso encounter resistance at retail in the gourmet, artisanal soups segment because customers do not associate those brands with high-end, small-batch slow-cooked soups In the gourmet soup segment, Soupman competes favorably against Campbell's and Progresso even though we are at higher price points and do not spend equivalent marketing dollars Consumers want what Soupman delivers… Hearty soups with bold, authentic flavorMore unique varieties than the competitionSmall-batch, slow-cooked artisanal soupsHigh Price/Value correlation  14

6 Varieties Currently Available in Tetra Pak Cartons

- Lobster Bisque
- Crab Corn Chowder
- Chicken Noodle
- Chicken Gumbo
- All-Natural Gluten-Free Lentil
- Jambalaya



THE ORIGINAL SOUPMAN
LENTIL SOUP GLUTEN FREE
JAMBALAYA SOUP
LOBSTER BISQUE
CRAB&CORN CHOWDER
CHICKEN GUMBO
CHICKEN NOODLE

State of the Art "Green" Packaging

- Environmentally friendly and recyclable
- Better consumer value
- 2 year shelf life

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     INTRODUCING TWO NEW ITEMS FOR SEPTEMBER 2016!   Turkey Stew  Shrimp Bisque  We will be adding additional soup varieties and line extensions: - We will test and select soups from the Original Store that fit consumer trends - We will broaden our product offerings by adding new varieties of soup plus broths, stocks and gravies to our portfolio - We will Private Label our soup which creates a new channel of distribution   GROWTH PLAN FOR SOUPMAN PRODUCTS

 17     6 Pack = Value Pack Serves 12 Deliciously! Vendor #87467-00  Organic Gluten-Free Lentil Soup Feb 2016We started with LA RegionThe price to members is $12.99 (6 pack)Shrimp Bisque with Orzo for Fall 2016We are expecting the Mid-West Region (64 stores)The price to members is $16.49 (6 pack)$2.74 per unit 1/3 Less than regular shelf price of $3.99  WE WILL WORK WITH COSTCO REGIONALLY THIS YEAR  New graphic design

   Retail Distribution is Expanding Nationwide with Leading Retailers  Currently Available At:

Branded in National Restaurant Chains

Focus is to Sell Branded Soup in Subway
Builds Recognition & Revenue


SUBWAY
THE ORIGINAL
SOUPMA
"SOUP for YOU!"
Skinny Soup
DELICIOUS

- We are selling 8 stores in Tri-State Market since October 2015 including:
  - 45 Street & 3rd. Ave. NYC
  - Connecticut Route 95 rest stops
  - 84 St. and Columbus
- Average soup purchases of $1,000 month per store from us
- Soupman Sales up 800% vs. historical soup sales at Subway stores!
- Priority is to expand our presence at Subway


THE ORIGINAL SOUPMAN
"SOUP FOR YOU!"
ADD A CUP FOR OLNY
$3.45
Premium Soup $4.95
ZAGAT RATED THE BEST
SUBWAY

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 20  Our Partners and Brand Ambassadors

 21  Larry Thomas “the Soupman” from Seinfeld Leads our Marketing Program

 Accomplishments Since August 2015Less than 3 Quarters on the Job  3 Consecutive Quarters of GrowthFirst 3 Quarters 2016 Results Sales are UP 38% over last yearSignificantly Increased Supermarket Accounts and added Subway Liabilities Decreased from $10.6M to $7.9M. Reducing our debt is a high priority.Restructured the Senior Secured Debt to $1M payable at 5% over 3 years Settled all material litigation that pre-existedWe are fully-reporting and listed on OTC:QB market   22

 4th QUARTER DELIVERABLESOur Fiscal Year End is 8/31/2016  4TH CONSECUTIVE QUARTERLY INCREASE IN YEAR OVER YEAR SALES TETRA PAK SOUPS:We have orders for approx. $1 Million of Tetra Soup to ship in July and AugustThis includes the two New Varieties Shrimp Bisque and Turkey Stew SUBWAY SOUP BUSINESS:Complete Implementation Plan to sell Soupman Soups in Subway Stores  23

 Growth Strategy  Increase number of supermarket stores for our tetra businessAdd additional varieties of soup to our existing and new accountsExpand product lines to include broths, stocks, organic soups Increase sales velocity through targeted marketingExpand our national restaurant business such as SubwayDevelop our private label soup program by leveraging success of our best sellersTarget acquisitions that are accretive to top and bottom lines and add distribution of core products   24

 Projected 3 Year Sales PlanProjected Calendar 2016 Sales up 382% over 2015 Sales     2016  2017  2018          Projected Sales ($Mil.)  9.4  36.1  79.8          25

 Key Takeaways  We have the best tasting soup in the world and need to get consumers to taste it and know its available in grocery, online and in national restaurantsWe have orders to ship $1 million in Tetra Soup carton orders in July/August which will result in our highest sales quarter everSoupman has already “gotten in” the best retailers in the country and we plan to continue to build upon this successWe believe we will become a valued supplier of soup to SubwaySales expected to be $9.4 million in 2016 and $36 million in 2017  26

   It’s Great Food…Let’s Keep it SIMPLE  SOUPMAN IS SO GOOD WE CAN SIMPLY “THINK INSIDE THE BOX”JUST GET MORE PEOPLE TO TASTE IT!

Thank You!



SOUP MAN AT WORK
SOUP!
The Original SOUP MAN

For more information contact:
Robert N. Bertrand
President and CFO

Phone 1-212-768-7687
bob@originalsoupman.com

The Original SoupMan™
www.originalsoupman.com

OTCQB: SOUP